Supplement dated September 1, 2023
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice New York dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
•
Effective May 1, 2023, the name of the following investment option is updated as follows:
CURRENT NAME	UPDATED NAME
Columbia Funds Variable Series Trust II - CTIVP®- Loomis Sayles Growth Fund: Class 1	Columbia Funds Variable Series Trust II - CTIVP®- Principal Blue Chip Growth Fund: Class 1
ISP-0721